UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No ___)

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☐ Preliminary Information Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☒ Definitive Information Statement

HASCO MEDICAL, INC.

(Name of Registrant As Specified In Charter)

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HASCO MEDICAL, INC.

14809 Hampton Court

Dallas, TX 75254

INFORMATION STATEMENT

July 7, 2009

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

HASCO MEDICAL, INC.

TO OUR SHAREHOLDERS:

This information statement is being provided to the stockholders of HASCO Medical, Inc. Our Board of Directors has approved, and recommended the adoption by our stockholders, of our 2009 Stock Option Incentive and Compensation Plan.

As a matter of regulatory compliance we are sending you this Information Statement which describes the purpose and provisions our 2009 Stock Option Incentive and Compensation Plan.

Please feel free to call us at 251-633-4133 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in the HASCO Medical, Inc.

For the Board of Directors of HASCO MEDICAL, INC.

/s/ Hal Compton, Jr.

Hal Compton, Jr.

HASCO MEDICAL, INC.

14809 Hampton Court

Dallas, TX 75254

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the stockholders of HASCO Medical, Inc., a Florida corporation formerly known as BBC Graphics of Palm Beach, Inc., in connection with the proposed adoption of our 2009 Stock Option Incentive and Compensation Plan (the “Plan”) by the written consent of the holders of a majority in interest of our voting capital stock which consists of our common stock (“Common Stock”). On July 2, 2009, our Board of Directors approved and recommended by written consent that the Plan be adopted by our stockholders. The Plan will be adopted by our stockholders upon the filing with us of the written consent of the holders of not less than a majority in interest of our Common Stock. If the Plan was not adopted by written consent, it would have been required to be considered by our stockholders at a special stockholders’ meeting convened for the specific purpose of approving the Plan.

APPROVAL REQUIREMENTS; FLORIDA LAW

Section 607.0704 of the FBCA provides that, unless otherwise provided in the Company’s articles of incorporation, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power. Section 3.10 of the Company’s bylaws provides that any action required or permitted to be taken by the shareholders may be taken by consent in writing if the consent is signed by the record holders of no less than the voting stock that would otherwise be required for approval of such action. Section 3.10 further states that, within 10 days after obtaining such authorization by written consent, notice in accordance with Section 607.0704(3) of the FBCA must be given to those shareholders who have not consented in writing. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change described herein as early as possible in order to accomplish the purposes as hereafter described, the Company’s Board of Directors obtained the written consent to such amendment of the holders of at least a majority of the Company’s voting stock.

HASCO Holdings, LLC, which is beneficially owned by Hal Compton, Sr., our Chairman, Hal Compton, Jr. our CEO, and Scott Compton, our Chief Marketing Officer, owns in the aggregate 620,000,000 shares of our Common Stock representing approximately 86.9% of our outstanding Common Stock. They have given their written consent to the adoption of the Plan described in this Information Statement. The written consent of such persons to the adoption of the Plan will become effective upon the filing of their written consents with our Secretary. The filing of such written consent occurred on July 7, 2009. A copy of the Plan is set forth as Exhibit A to this Information Statement. The date on which this Information Statement was first sent to stockholders is on or about July 8, 2009. The record date established by us for purposes of determining the number of outstanding shares of our Common Stock is July 2, 2009 (the “Record Date”).

EXECUTIVE OFFICES

Our principal executive offices are located at 14809 Hampton Court, Dallas, TX 75254. Our telephone number is (251) 633-4133.

OUTSTANDING VOTING STOCK OF HASCO Medical, Inc.

As of the Record Date, there were 713,496,000 shares of our Common Stock outstanding. The Common Stock constitutes the sole class of our voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. The following table sets forth Common Stock ownership information as of the Record Date with respect to (i) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (ii) each of our directors; (iii) each person intending to file a written consent to the adoption of the Plan described herein; and (iv) all of our directors, executive officers and designated stockholders as a group. This information as to beneficial ownership was furnished to us by or on behalf of the persons named. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable.

Unless otherwise indicated, the address of each stockholder listed in the table is c/o Southern Medical & Mobility, Inc. 1416 West I-65 Service Road, S., Mobile, AL 36693.

Name and Address of Beneficial Owner	Title	Beneficially Owned Post-Share Exchange (1)	Percent of Class

HASCO Holdings, LLC		620,000,000	86.90%

Hal Compton, Sr. (2)	Chairman of the Board	206,666,667	28.97%

Scott Compton (2)		206,666,666	28.97%

Hal Compton, Jr. (2)	Chief Executive Officer	206,666,667	28.97%

Barry McCook	Board member	-	-

Bill Marginson	Board member	-	-

Mark Lucky	Chief Financial Officer, Board member	-	-

All directors and executive officers as a group (7 people)		620,000,000	86.90%

_______________

(1)       Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)        Includes 206,666,667 shares of common stock owned by HASCO Holdings, LLC, our largest stockholder. HASCO Holdings, LLC is a Texas limited liability company of which Hal Compton Sr., Hal Compton, Jr. and Scott Compton are each managers and each own 33.3% of the outstanding membership interests.

ADOPTION OF OUR 2009 STOCK OPTION INCENTIVE AND COMPENSATION PLAN

Our Board of Directors has approved, and recommends that the stockholders approve, the Plan.

Reasons for the Adoption of the Plan

The purpose of the Plan is to advance our interests and those of our stockholders by providing a means of attracting and retaining key employees, directors and consultants. In order to serve this purpose, we believe this Plan encourages and enables key employees, directors and consultants to participate in our future prosperity and growth by providing them with incentives and compensation based on our performance, development and financial success. Participants in the Plan may include our officers, directors, other key employees and consultants who have responsibilities affecting our management, development or financial success.

Our Board of Directors cannot predict what effect, if any, the adoption by our stockholders of the Plan will have on the market price of our Common Stock.

A Description of the Plan

We have reserved an aggregate of 20,000,000 shares of Common Stock for issuance under the Plan. Our Board of Directors (or at their discretion a committee of our board members) administers the Plan including, without limitation, the selection of recipients of awards under the Plan, the granting of stock options, restricted share or performance shares, the determination of the terms and conditions of any such awards, the interpretation of the Plan and any other action they deem appropriate in connection with the administration of the Plan. The Plan will be administered by a committee of our Board of Directors who will be comprised of not less than two non-employee directors.

Awards may be made under the Plan in the form of Plan options, shares of our Common Stock subject to a vesting schedule based upon certain performance objectives (“performance shares”) and shares subject to a vesting schedule based on the recipient’s continued employment (“restricted shares”). Plan options may either be options qualifying as incentive stock options under Section 422 of the IRS Code, or options that do not so qualify. Any incentive stock option granted under our Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any incentive option granted to an eligible employee owning more than 10% of our Common Stock must be at least 110% of such fair market value as determined on the date of the grant. Only persons who are our officers or other key employees are eligible to receive incentive stock options and performance share grants. Any non-qualified stock option granted under our Plan must provide for an exercise price of not less than the par value of the underlying shares on the date of such grant.

The term of each Plan option and the manner in which it may be exercised is determined by the Board of Directors, provided that no Plan option may be exercisable more than ten years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of our Common Stock, no more than five years after the date of the grant. The exercise price of the stock options may be paid in either:

•          cash, or

•          delivery of unrestricted shares of our Common Stock having a fair market value on the date of delivery equal to the exercise price, or

•          surrender of shares of our Common Stock subject to the stock option which has a fair market value equal to the total exercise price at the time of exercise, or

•          a combination of the foregoing methods.

All Plan options are nonassignable and nontransferable, except by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee. At the discretion of the Board of Directors, it may approve the irrevocable transfer, without payment, of non-qualified options to the option holder’s spouse, children, grandchildren, nieces or nephews, or to the trustee of a trust for the principal benefit of one or more such persons, or to a partnership whose partners are one or more of such persons. If an optionee’s employment is terminated for any reason, other than due to his or her death, disability or termination for cause, or if an optionee is not our employee but is a member of our Board of Directors and his or her service as a director is terminated for any reason, other than due to his or her death or disability, the Plan option granted may be exercised on the earlier of the expiration date or 90 days following the date of termination. If the optionee dies during the term of his or her employment, the Plan option granted to him or her shall lapse to the extent unexercised on the earlier of the expiration date of the Plan option or the date one year following the date of the optionee’s death. If the optionee’s employment, membership on the Board of Directors or engagement as a consultant terminates by reason of the optionee’s retirement, then the Plan option granted may be exercised until the earlier of 90 days following the date of termination or the expiration date. If the optionee is permanently and totally disabled within the meaning of Section 22(c)(3) of the IRS Code, the Plan option granted to him or her lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability.

At the time of the restricted share grant, the Board of Directors may determine the vesting schedule of such shares and that after vesting, such shares may be further restricted as to transferability or be subject to repurchase by us or forfeiture upon the occurrence of certain events. Awards of restricted shares must be accepted by the participant within 30 days of the grant.

At the time of the award of performance shares, the Board of Directors shall establish a range of performance goals to be achieved during the performance period, including, without limitation, earnings, return on capital, or any performance goal approved by our stockholders in accordance with Section 162(m) of the IRS Code. Attainment of the highest performance goal for the performance period will earn 100% of the performance shares awarded for the performance period; failure to attain the lowest performance goal will result in the participant earning no performance shares. Attainment of the performance goals will be calculated from our financial statements, excluding changes in federal income tax rates and the effect of non-recurring and extraordinary items. The performance goals may vary for difference performance periods and need not be the same for each participant receiving an award during a performance period.

If the participant’s employment by us, membership on our Board of Directors, or engagement by us as a consultant is terminated before the end of any performance period, or upon the participant’s death, retirement or disability, the Board of Directors, taking into consideration the performance of such participant and our performance over the performance period, may authorize the issuance to the participant or his or her legal representative or designated beneficiary all or a portion of the performance shares which would have been issued to him or her had the participant’s employment, board membership or consulting engagement continued to the end of the performance period. If the participant’s employment, board membership or consulting engagement terminates before the end of the performance period for any other reason, all performance shares are forfeited.

Notwithstanding the foregoing, but subject to any stockholder approval or other requirements of Section 162(m) of the IRS Code, the Board of Directors in its discretion and as determined at the time of award of the performance shares, may provide the participant with the option of receiving cash in lieu of the performance shares in an amount determined at the time of award including, without limitation, by one or more of the following methods:

•          the fair market value of the number of shares subject to the performance shares agreement on the date of award, or

•          part or all of any increase in the fair market value since such date, or

•          part or all of any dividends paid or payable on the number of shares subject to the performance share agreement, or

•          any other amounts which in the board’s sole discretion are reasonably related to the achievement of the applicable performance goals, or

•          any combination of the foregoing.

The purchase price for restricted shares or performance shares granted under the Plan shall be set by the Board of Directors but may not be less than par value. Payment of the purchase price for the restricted shares or performance share may be made in either,

•          cash, or

•          by delivery of unrestricted shares of our Common Stock having a fair market value on the date of such delivery equal to the total purchase price, or

•          a combination of either of these methods.

The restricted stock awards, performance stock awards and stock options are subject to accelerated vesting in the event of our change of control. We may, at our option, terminate all unexercised stock options 30 days after a change in control and pay to the participant holding these unexercised options cash in an amount equal to the difference between fair market value and the exercise price of the stock option. If the fair market value is less than the exercise price, we may terminate the options without payment to the holder. The per share purchase price of shares subject to Plan options granted under the Plan or related to performance share awards or restricted share awards may be adjusted in the event of certain changes in our capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of such option or award. No participant in our Plan has any rights as a stockholder until the shares subject to the Plan options or stock awards have been duly issued and delivered to him or her.

We have an option to purchase any shares of our Common Stock which have been issued to Plan participants pursuant to restricted stock awards, performance stock awards or stock options if the participant ceases to be our employee, a member of our Board of Directors or a consultant to us for any reason. We must exercise our repurchase right at the time of termination. The purchase price for any shares we repurchase will be equal to the fair market value of the our total stockholder’s equity divided by the total outstanding shares of our Common Stock on the last day of that calendar month, calculated on a fully-diluted basis. If we exercise our repurchase right, we must close the transaction within 20 days from the termination date. At closing, we are entitled to delivery of a one-year promissory note as payment for the purchase price or, at our option, we may pay same in cash at closing.

We also have a right of first refusal to meet the offer if the holder of any shares of our Common Stock awarded or issued pursuant to our Plan desires to sell such shares to a third party.

The Board of Directors may amend, suspend or terminate our Plan at any time, except that no amendment shall be made which:

•          increases the total number of shares subject to the Plan or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization), or

•          affects outstanding Plan options or any exercise right thereunder, or

•          extends the term of any Plan option beyond 10 years, or

•          extends the termination date of the Plan.

Unless the Plan shall be earlier suspended or terminated, the Plan shall terminate 10 years from the date of the Plan’s adoption by our stockholders. Any such termination of our Plan shall not affect the validity of any Plan options previously granted thereunder.

Federal Income Tax Effects

The following discussion applies to our Plan and is based on federal income tax laws and regulations in effect on January 1, 2009. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult with his or her own tax adviser.

Our Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the IRS Code.

An employee granted an incentive stock option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of Common Stock received upon exercise of the incentive stock option over the option exercise price is an item of tax preference under Section 57(a)(3) of the IRS Code and may be subject to the alternative minimum tax imposed by Section 55 of the IRS Code. Upon disposition of stock acquired on exercise of an incentive stock option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the incentive stock option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the incentive stock option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an incentive stock option) without complying with both of these holding period requirements (“Disqualifying Disposition”), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive stock option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Securities Exchange Act of 1934) or the amount realized on such Disqualifying Disposition.

Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the incentive stock option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the employee to amend his or her return to eliminate the tax preference item previously reported). We are not entitled to a tax deduction upon either exercise of an incentive stock option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition.

If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired Common Stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange, and the shares received by the employee, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the Common Stock is issued to the employee upon exercise of the incentive stock option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

In respect to the holder of non-qualified options, the option holder does not recognize taxable income on the date of the grant of the non-qualified option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. However, if the holder of non-qualified options is subject to the restrictions on resale of Common Stock under Section 16 of the Securities Exchange Act of 1934, such person generally recognizes ordinary income at the end of the six-month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock at the end of the six-month period.

Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

In connection with the issuance of stock grants as compensation, the recipient must include in gross income the excess of the fair market value of the property received over the amount, if any, paid for the property in the first taxable year in which beneficial interest in the property either is “transferable” or is not subject to a “substantial risk of forfeiture.” A substantial risk of forfeiture exists where rights and property that have been transferred are conditioned, directly or indirectly, upon the future performance (or refraining from performance) of substantial services by any person, or the occurrence of a condition related to the purpose of the transfer, and the possibility of forfeiture is substantial if such condition is not satisfied.

Stock grants received by a person who is subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934 is considered subject to a substantial risk of forfeiture so long as the sale of such property at a profit could subject the stockholder to suit under that section. The rights of the recipient are treated as transferable if and when the recipient can sell, assign, pledge or otherwise transfer any interest in the stock grant to any person. Inasmuch as the recipient would not be subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934 and the stock grant, upon receipt following satisfaction of condition prerequisites to receipt, will be presently transferable and not subject to a substantial risk of forfeiture, the recipient would be obligated to include in gross income the fair market value of the stock grant received once the conditions to receipt of the stock grant are satisfied.

Restrictions Under Federal Securities Laws

The sale of our Common Stock issuable upon pursuant to our Plan must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater stockholders, as well as certain other persons or parties who may be deemed to be “affiliates” of ours under federal securities laws, should be aware that resales by affiliates can only be made pursuant to an effective registration statement, Rule 144 promulgated under the Securities Act or other applicable exemption. Our officers, directors and 10% and greater stockholders may also be subject to the “short swing” profit rule of Section 16(b) of the Securities Exchange Act of 1934.

No Dissenter’s Rights

Under Florida Law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the adoption of the Plan.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Hal Compton, Jr.

Hal Compton, Jr., CEO

EXHIBIT A

HASCO MEDICAL, INC.

2009 STOCK OPTION PLAN

1.         Purpose. The purpose of this Plan is to advance the interests of the HASCO Medical, Inc. (the “Company”) by (i) providing Eligible Persons with additional incentive; (ii) encouraging stock ownership by Eligible Persons; (iii) increasing the proprietary interest of Eligible Persons in the success of the Corporation; (iv) encouraging Eligible Persons to remain with the Corporation or a related entity; and (v) attracting new employees, officers, directors and consultants to the Corporation or a related entity.

A further purpose of the Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. The Plan provides for granting Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards and Performance Share Units, or any combination of the foregoing.

2.         Definitions. The following definitions shall be applicable throughout the Plan.

(a)        “Appreciation Date” shall mean the date designated by a Holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him, which date shall be the date notice of such designation is received by the Committee, or its designee.

(b)        “Award” shall mean, individually or collectively, any Incentive Stock Option, Non-Qualified Stock Option (including a Director Award), Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award or Performance Share Unit Award.

(c)        “Award Period” shall mean a period of time within which performance is measured for the purpose of determining whether an award of Performance Share Units has been earned.

(d)        “Board” shall mean the Board of Directors of the Company.

(e)        “Cause” shall mean the Company or a Subsidiary having cause to terminate a Participant’s employment under any existing employment agreement between the Participant and the Company or a Subsidiary or, in the absence of such an employment agreement, upon (i) the determination by the Committee that the Participant has failed to perform his duties to the Company or a Subsidiary (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or a Subsidiary, or (iii) the Participant having been convicted of a felony.

(f)        “Change in Control” shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any “person” (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act)is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of twenty-five percent (25%) or more of the voting stock; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period. Any merger, consolidation or corporate reorganization in which the owners of the Company’s capital stock entitled to vote in the election of directors (“Voting Stock”)prior to said combination, own fifty percent (50%) or more of the resulting entity’s Voting Stock shall not, by itself, be considered a Change in Control.

(g)        “Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(h)        “Committee” shall mean the Compensation Committee of the Board, or such other committee as may be appointed by the Board, each member of which shall be a Non-Employee Director, which shall be the administrative committee for the Plan. In the absence of such committee, the Board shall serve as the Committee.

(i)        “Common Stock” shall mean the Common Stock of the Company, $0.01 par value per share.

(j)        “Company” shall mean HASCO Medical, Inc., a Florida corporation.

(k)        “Date of Grant” shall mean the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

(l)        “Director Award” shall mean an automatic and nondiscretionary Award of Non-Qualified Stock Options granted to a Non-Employee Director pursuant to Section 11 hereof.

(m)       “Disability” shall be as defined in any existing employment agreement between the Participant and the Company or a Subsidiary or, in the absence of such an employment agreement, shall mean the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, as determined by the Committee based upon medical evidence acceptable to it.

(n)        “Eligible Employee” shall mean any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Section 6 hereof.

(o)        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(p)        “Fair Market Value” shall mean (i) the average of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price of the Common Stock on the NASDAQ National Market List for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted by an established quotation service for over-the-counter securities for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly-traded at the time an option is granted under the Plan, “Fair Market Value” shall be deemed to be the fair value of the Common Stock as determined by the Compensation Committee of the Board of the Company (the “Committee”) after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

(q)        “Holder” shall mean a Participant who has been granted an Option, a Stock Appreciation Right, a Restricted Stock Award, Phantom Stock Unit Award or a Performance Share Unit Award.

(r)        “Incentive Stock Option” shall mean an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

(s)        “Non-Employee Director” shall mean a director of the Company who:

(i)        Is not currently an officer of the Company or any of its parents or Subsidiaries, or otherwise is not currently employed by the Company or any of its parents or Subsidiaries;

(ii)        Does not receive compensation, either directly or indirectly, from the Company or any of its parents or Subsidiaries, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act.

(iii)       Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act; and

(iv)       Is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K promulgated under the Exchange Act.

(t)        “Non-Qualified Stock Option” shall mean an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

(u)        “Normal Termination” shall mean termination:

(i)        With respect to the Company or a Subsidiary, at retirement (excluding early retirement) pursuant to the Company retirement plan then in effect;

(ii)        On account of Disability;

(iii)       With the written approval of the Committee; or

(iv)       By the Company or a Subsidiary without cause.

(v)        “Option” shall mean an Award granted under Section 7 of the Plan.

(w)        “Option Period” shall mean the period described in Section 7(d).

(x)         “Participant” shall mean a person who has been selected to participate in the Plan and to receive an Award pursuant to Section 6. Participants are limited to Eligible Employees and Non-Employee Directors.

(y)         “Performance Goals” shall mean the performance objectives of the Company during an Award Period or Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for an Award Period or Restricted Period.

(z)         “Performance Share Unit” shall mean a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 9 of the Plan.

(aa)      “Phantom Stock Unit” shall mean a hypothetical investment equivalent equal to one Share of Stock granted in connection with an Award made under Section 10 of the Plan, or credited with respect to Awards of Performance Share Units which have been deferred under Section 9.

(bb)      “Plan” shall mean the 2009 Stock Option Plan of HASCO Medical, Inc.

(cc)      “Restricted Period” shall mean, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such share of Restricted Stock is subject to the restrictions set forth in Section 10.

(dd)      “Restricted Stock” shall mean shares of Common Stock issued or transferred to a Participant subject to the restrictions set forth in Section 10 and any new, additional or different securities a Participant may become entitled to receive as a result of adjustments made pursuant to Section 13.

(ee)      “Restricted Stock Award” shall mean an Award granted under Section 10 of the Plan.

(ff)       “Securities Act” shall mean the Securities Act of 1933, as amended.

(gg)      “Stock” shall mean the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

(hh)      “Stock Appreciation Right” or “SAR” shall mean an Award granted under Section 8 of the Plan.

(ii)        “Subsidiary” shall mean any corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

(jj)        “Valuation Date” shall mean the last day of an Award Period or the date of death of a Participant, as applicable.

3.         Effective Date, Duration and Shareholder Approval. Subject to the approval of this Plan by the shareholders of the Company at a duly convened meeting of shareholders, the Plan shall become effective on the date of approval by the Board, and no further Awards may be made after May 31, 2019.

The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

4.         Administration. Except for Awards granted pursuant to Section 11 hereof, the Committee shall administer the Plan. The Committee shall consist of at least two (2) members. A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

Except for Awards granted pursuant to Section 11 hereof, and subject to the provisions of the Plan, the Committee shall have exclusive power to:

(a)        Select the persons to be Participants in the Plan;

(b)        Determine the nature and extent of the Awards to be made to each Participant;

(c)        Determine the time or times when Awards will be made;

(d)        Determine the duration of each Award Period;

(e)        Determine the conditions to which the payment of Awards may be subject;

(f)         Establish the Performance Goals for each Award Period;

(g)        Prescribe the form or forms evidencing Awards; and

(h)        Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Non-Qualified Stock Options, SARs, Phantom Stock Units, Performance Share Units and Shares of Restricted Stock awarded by the Committee to each Participant, the expiration date, the Award Period and the duration of any applicable Restricted Period.

The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee’s interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5.         Grant of Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Awards and Performance Share Units; Shares Subject to the Plan. The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units and/or Performance Share Units to one or more Participants; provided, however, that:

(a)        Subject to Section 13, the aggregate number of shares of Stock made subject to Awards may not exceed twenty million (20,000,000);

(b)        Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, SAR not attached to an Option, Restricted Stock, Phantom Stock Unit or Performance Share Unit shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan to the fullest extent permitted by the Exchange Act (if applicable at the time); and

(c)        Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase at prices no higher than the Fair Market Value at the time of purchase.

6.         Eligibility. Participants shall be limited to officers and employees of the Company and its Subsidiaries and to Non-Employee Directors, in each case who have received written notification from the Committee or from a person designated by the Committee that they have been selected to participate in the Plan.

7.         Stock Options. One or more Incentive Stock Options or Non-Qualified Stock Options can be granted to any Participant; provided, however, that Incentive Stock Options may be granted only to Eligible Employees and Non-Employee Directors. Each Option so granted shall be subject to the following conditions.

(a)        Option Price. The option price (“Option Price”) per share of Stock shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Non-Qualified Stock Option, the par value per share of Stock.

(b)        Manner of Exercise and Form of Payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised, or, in the discretion of the Committee, either (i) in other property having a Fair Market Value on the date of exercise equal to the Option Price, or (ii) by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price.

(c)        Stock Option Agreement. Each Option granted under the Plan shall be evidenced by a “Stock Option Agreement” between the Company and the Holder of the Option containing such provisions as may be determined by the Committee, but shall be subject to the following terms and conditions.

(i)        Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the terms of the Stock Option Agreement.

(ii)        Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

(iii)       Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder’s lifetime only by him or her.

(iv)       Each Option shall become exercisable by the Holder in accordance with the vesting schedule (if any) established by the Committee for the Award.

(v)        Each Stock Option Agreement may contain an agreement that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(d)        Other Terms and Conditions. An Option granted pursuant to the Plan shall become exercisable and shall lapse in such manner and within such period or periods (“Option Period”), not to exceed ten (10) years from its Date of Grant (or such shorter time period as may be otherwise specified herein), as set forth in the Stock Option Agreement to be entered into in connection with the grant of such Option.

(e)        Grants to 10% Holders of Company Voting Stock. Notwithstanding Section 7(a), if an Incentive Stock Option is granted to a Holder who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of the Company and its Subsidiaries, the period specified in the Stock Option Agreement for which the Option thereunder is granted and at the end of which such Option shall expire shall not exceed five (5) years from the Date of Grant of such Option and the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(f)        Limitation. To the extent the aggregate Fair Market Value (as determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds One Hundred Thousand Dollars ($100,000), such excess Incentive Stock Options shall be treated as Non-Qualified Stock Options.

(g)        Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Non-Qualified Stock Option and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the Option Price, during the exercise period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, exercise period, or any other terms and conditions of the Non-Qualified Stock Option surrendered.

(h)        Order of Exercise. Options granted under the Plan may be exercised in any order, regardless of the Date of Grant or the existence of any other outstanding Option.

(i)         Notice of Disposition. Participants shall give prompt notice to the Company of any disposition of Stock acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two (2) years after the Date of Grant of such Option and/or one (1) year after the receipt of such Stock by the Holder.

8.         Stock Appreciation Rights. Any Option granted under the Plan may include an SAR, either at the time of grant or by amendment except that in the case of an incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option. The Committee may also award to Participants SARs independent of any Option. An SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

(a)        Vesting. An SAR granted in connection with an Option shall become exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established by the Committee for the Option. An SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee. Notwithstanding the above, an SAR shall not be exercisable by a person subject to Section 16(b) of the Exchange Act for at least six (6) months following the Date of Grant.

(b)        Failure to Exercise. If on the last day of the Option Period (or in the case of an SAR independent of an Option, the SAR period established by the Committee), the Fair Market Value of the Stock exceeds the Option Price, the Holder has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Holder on such last day and the Company shall make the appropriate payment therefor.

(c)        Payment. The amount of additional compensation which may be received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Stock on the Appreciation Date over the Option Price, in the case of an SAR granted in connection with an Option, or the Fair Market Value of one (1) share of Stock on the Date of Grant, in the case of an SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

(d)        Designation of Appreciation Date. A Participant may designate an Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable “window periods” required by Rule 16b-3 under the Exchange Act.

(e)        Expiration. Except as otherwise provided in the case of SARs granted in connection with Options, the SARs shall expire on a date designated by the Committee which is not later than ten (10) years after the date on which the SAR was awarded.

9.         Performance Shares

(a)        Award Grants. The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods of not less than one (1) year nor more than five (5) years. At the beginning of each Award Period, the Committee will establish in writing Performance Goals based upon financial or other objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on shareholders’ equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee may adjust Performance Goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an Award Period by the Company, a Subsidiary or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained. The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Participant who is selected to receive an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro rata grants.

(b)        Determination of Award. At the completion of a Performance Share program, or at other times as specified by the Committee, the Committee shall calculate the amount earned with respect to each Participant’s award by multiplying the Fair Market Value on the Valuation Date by the number of Performance Share Units granted to the Participant and multiplying the amount so determined by a performance factor representing the degree of attainment of the Performance Goals.

(c)        Partial Awards. A Participant for less than a full Award Period, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award, if any, for that Award Period as the Committee shall determine.

(d)        Payment of Non-deferred Awards. The amount earned with respect to an Award shall be fully payable in shares of Stock based on the Fair Market Value on the Valuation Date; provided, however, that, at its discretion, the Committee may vary such form of payment as to any Participant upon the specific request of such Participant. Except as provided in subparagraph 9(e), payments of Awards shall be made as soon as practicable after the completion of an Award Period.

(e)        Deferral of Payment. A Participant may file a written election with the Committee to defer the payment of any amount otherwise payable pursuant to subparagraph 9(d) on account of an Award to a period commencing at such future date as specified in the election. Such election must be filed with the Committee no later than the last day of the month which is two-thirds of the way through the Award Period during which the Award is earned, unless the Committee specifies an earlier filing date.

(f)        Separate Accounts. At the conclusion of each Award Period, the Committee shall cause a separate account to be maintained in the name of each Participant with respect to whom all or a portion of an Award of Performance Share Units earned under the Plan has been deferred. All amounts credited to such account shall be fully vested at all times.

(g)        Election of Form of Investment. Within sixty (60) days from the end of each Award Period, and at such time or times, if any, as the Committee may permit, a Participant may file a written election with the Committee of the percentage of the deferred portion of any Award of Performance Share Units which is to be expressed in the form of dollars and credited with interest, the percentage of such Award which is to be expressed in the form of Phantom Stock Units and the percentage of such Award which is to be deemed invested in any other hypothetical investment equivalent from time to time made available under the Plan by the Committee. In the event a Participant fails to file an election within the time prescribed, one hundred percent (100%) of the deferred portion of such Participant’s Award shall be expressed in the form of Phantom Stock Units.

(h)        Interest Portion. The amount of interest credited with respect to the portion of an Award credited to the Participant’s account which is deferred and credited with interest (the “Interest Portion”) shall be equal to the amount such portion would have earned had it been credited with interest from the last day of the Award Period with respect to which the Award was made until the seventh (7th) business day preceding the date as of which payment is made, compounded annually, at the Company’s rate of return on shareholders’ equity for each fiscal year that payment is deferred, or at such other rate as the Committee may from time to time determine. The Committee may, in its sole discretion, credit interest on amounts payable prior to the date on which the Company’s rate of return on shareholders’ equity becomes ascertainable at the rate applicable to deferred amounts during the year immediately preceding the year of payment.

(i)        Phantom Stock Unit Portion. With respect to the portion of an Award credited to the Participant’s account which is deferred and expressed in the form of Phantom Stock Units (the “Phantom Stock Unit Portion”), the number of Phantom Stock Units so credited shall be equal to the result of dividing (i) the Phantom Stock Unit Portion by (ii) the Fair Market Value on the date the Award Period ended.

(j)        Dividend Equivalents. Within thirty (30) days from the payment of a dividend by the Company on its Stock, the Phantom Stock Unit Portion of each Participant’s account shall be credited with additional Phantom Stock Units the number of which shall be determined by (i) multiplying the dividend per share paid on the Company’s Stock by the number of Phantom Stock Units credited to his account at the time such dividend was declared, then (ii) dividing such amount by the Fair Market Value on the payment date for such dividend.

(k)        Payment of Deferred Awards. Payment with respect to amounts credited to the account of a Participant shall be made in a series of annual installments over a period of ten (10) years, or such other period as the Committee may direct, or as the Committee may allow the Participant to elect, in either case at the time of the original deferral election. Except as otherwise provided by the Committee, each installment shall be withdrawn proportionately from the Interest Portion and from the Phantom Stock Unit Portion of a Participant’s account based on the percentage of the Participant’s account which he originally elected to be credited with interest and with Phantom Stock Units, or, if a later election has been permitted by the Committee and is then in effect, based on the percentage specified in such later election. Payments shall commence on the date specified by the Participant in his deferral election, unless the Committee in its sole discretion determines that payment shall be made over a shorter period or in more frequent installments, or commence on an earlier date, or any or all of the above. If a Participant dies prior to the date on which payment with respect to all amounts credited to his account shall have been completed, payment with respect to such amounts shall be made to the Participant’s beneficiary in a series of annual installments over a period of five (5) years, unless the Committee in its sole discretion determines that payment shall be made over a shorter period or in more frequent installments, or both. To the extent practicable, each installment payable hereunder shall approximate that part of the amount then credited to the Participant’s or beneficiary’s account which, if multiplied by the number of installments remaining to be paid would be equal to the entire amount then credited to the Participant’s account.

(l)        Composition of Payment. The Committee shall cause all payments with respect to deferred Awards to be made in a manner such that not more than one-half of the value of each installment shall consist of Stock. To that end, payment with respect to the Interest Portion and the Phantom Stock Unit Portion of a Participant’s account shall be paid in cash and Stock as the Committee shall determine in its sole discretion. The determination of any amount to be paid in cash for Phantom Stock Units shall be made by multiplying (i) the Fair Market Value of one share of Stock on the date as of which payment is made, by (ii) the number of Phantom Stock Units for which payment is being made. The determination of the number of shares of Stock, if any, to be distributed with respect to the Interest Portion of a Participant’s account shall be made by dividing (i) one-half of the value of such portion on the date as of which payment is made, by (ii) the Fair Market Value of one (1) share of Stock on such date. Fractional shares shall be paid in cash.

(m)       Alternative Investment Equivalents. If the Committee shall have permitted Participants to elect to have deferred Awards of Performance Share Units invested in one or more hypothetical investment equivalents other than interest or Phantom Stock Units, such deferred Awards shall be credited with hypothetical investment earnings at such rate, manner and time as the Committee shall determine. At the end of the deferral period, payment shall be made in respect of such hypothetical investment equivalents in such manner and at such time as the Committee shall determine.

(n)        Adjustment of Performance Goals. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, any significant changes that may have occurred during such Award Period in (i) applicable accounting rules or principles or changes in the Company’s method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned or (ii) tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards.

10.        Restricted Stock Awards and Phantom Stock Units.

(a)        Award of Restricted Stock and Phantom Stock Units.

(i)         The Committee shall have the authority to:

(1)        grant Restricted Stock and Phantom Stock Unit Awards,

(2)        issue or transfer Restricted Stock to Participants, and

(3)        establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

(ii)        The Holder of a Restricted Stock Award shall execute and deliver to the Secretary of the Company an agreement with respect to Restricted Stock and escrow agreement satisfactory to the Committee and the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements and shall pay to the Company, as the purchase price of the shares of Stock subject to such Award, the aggregate par value of such shares of Stock within sixty (60) days following the making of such Award. If a Participant shall fail to execute the agreement, escrow agreement and stock powers or shall fail to pay such purchase price within such period, the Award shall be null and void. Subject to the restrictions set forth in Section 10(b), the Holder shall generally have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash and stock dividends with respect to the Restricted Stock may be either currently paid or withheld by the Company for the Holder’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash or stock dividends so withheld by the Committee shall not be subject to forfeiture.

(iii)       In the case of a Restricted Stock Award, the Committee shall then cause stock certificates registered in the name of the Holder to be issued and deposited together with the stock powers with an escrow agent to be designated by the Committee. The Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.

(iv)       In the case of a Phantom Stock Units Award, no shares of Stock shall be issued at the time the Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. The Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, each Holder of an Award of Phantom Stock Units an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Holder’s account (“Dividend Equivalents”). Dividend Equivalents credited to Holder’s account shall be subject to forfeiture and may bear interest at a rate and subject to such terms as determined by the Committee.

(b)        Restrictions.

(i)        Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the grant; (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

(ii)        Phantom Stock Units awarded to any Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the units shall be subject to forfeiture to the extent provided in subparagraph (d), and to the extent such units are forfeited, all rights of the Holder to such units shall terminate without further obligation on the part of the Company and (2) any other restrictions which the Committee may determine in advance are necessary or appropriate.

(iii)       The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.

(c)        Restricted Period. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee with respect to the Award.

(d)        Forfeiture Provisions. In the event a Holder terminates employment or service as a director during a Restricted Period, that portion of the Award with respect to which restrictions have not expired (“Non-Vested Portion”) shall be treated as follows.

(i)        Resignation or discharge:

•     The Non-Vested Portion of the Award shall be completely forfeited.

(ii)        Normal Termination:

•     The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be received as soon as practicable following termination.

(iii)       Death:

•     The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and paid to the Participant’s beneficiary as soon as practicable following death.

(e)        Delivery of Restricted Stock and Settlement of Phantom Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, a stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) shall be delivered without charge to the Holder, or his beneficiary, free of all restrictions under the Plan.

Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Holder or his beneficiary without any charge one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired (“vested unit”) and cash equal to any Dividend Equivalents credited with respect to each such vested unit and the interest thereon, if any; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for vested units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value for the date on which the Restricted Period lapsed with respect to such vested unit.

(f)        Payment for Restricted Stock. Except as provided in subparagraph 10(a)(ii), a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award.

11.        Director Awards.

(a)        Rights to be Granted. Director Awards entitle Non-Employee Directors to receive Non-Qualified Stock Options pursuant to the terms and conditions of this Section 11.

(b)        Grant of Director Awards. Each Non-Employee Director of the Company shall automatically receive, upon the date that such Non-Employee Director becomes a director of the Company or any of its subsidiaries (such date being the Date of Grant), a Director Award of Non-Qualified Stock Options to purchase 15,000 shares of Common Stock

(c)        Exercise Price. The Exercise Price per share of Stock underlying a Director Award shall be the greater of (i) the Fair Market Value of a share of Stock at the Date of Grant, or (ii) $0.01.

(d)        Vesting of Director Awards. Subject to Section 13 herein, options granted pursuant to a Director Award (“Director Award Options”) shall vest and become exercisable over a three (3) year period at the rate of one-third (1/3) of each Director Award commencing on the date of the Company’s annual meeting of shareholders for the election of directors next following the date such Non-Employee Director became a director and continuing with each such successive annual meeting provided such Non-Employee Director remains a director of the Company as of such date. Director Award Options may be exercised up to and including the date which is ten (10) years after the Date of Grant. Director Award Options shall be exercisable at the Exercise Price.

(e)        Option Agreement. Each Director Award shall be evidenced by a Stock Option Agreement, in such form as may be approved by the Board, which Agreement shall be duly executed and delivered on behalf of the Company and by the individual to whom such option is granted. The Agreement shall contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board.

12.        General.

(a)        Additional Provisions of an Award. The award of any benefit under the Plan may also be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares acquired under any form of benefit, provisions giving the Company the right to repurchase shares acquired under any form of benefit in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

(b)        Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of stock which are subject to Options or Restricted Stock Awards, Performance Share Unit Awards or Phantom Stock Unit Awards hereunder until such shares have been issued to that person upon exercise of an Option according to its terms or upon sale or grant of those shares in accordance with a Restricted Stock Award, Performance Share Unit Award or Phantom Stock Unit Award.

(c)        Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act any of the shares of Stock issued under the Plan. If the shares issued under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d)        Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards, to the extent paid in cash, all federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner at least six months prior to the date such tax obligation is determined.

(e)        Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan nor, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or a Subsidiary.

(f)        Conditions. Each Participant to whom Awards are granted under the Plan shall be required to enter into an Incentive Plan Agreement in a form authorized by the Committee, which may include provisions that the Participant shall not disclose any confidential information of the Company or any of its Subsidiaries acquired during the course of such Participant’s employment.

(g)        Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Performance Share Units, Phantom Share Units or Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

(h)        Payments to Persons Other than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(i)        No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(j)        Governing Law. The Plan will be administered in accordance with federal laws, or in the absence thereof, the laws of the State of Florida.

(k)        Funding. Except as provided under Section 10, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(l)        Nontransferability. A person’s rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder’s death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

(m)       Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(n)        Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided.

(o)        Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

(p)        Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(q)        Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

13.        Changes in Capital Structure.

Options, Director Awards, SARs, Restricted Stock Awards, Phantom Stock Unit Awards, Performance Share Unit Awards, and any agreements evidencing such Awards, and Performance Goals, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company, or of any other corporation whose performance is relevant to the attainment of Performance Goals hereunder, by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Stock Options under this Section 13 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

14.        Effect of Change in Control.

(a)        In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to an Award of Options, Director Awards, SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable for such period of time specified in the Optionee’s Stock Option Agreement with respect to one hundred percent (100%) of the shares subject to such Option or SAR, and the Restricted Period shall expire immediately with respect to one hundred percent (100%) of the Phantom Stock Units or shares of Restricted Stock subject to Restrictions.

(b)        In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Goals, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

(c)        The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

15.        Nonexclusivity of the Plan.

Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

16.        Amendments and Termination.

The Board may at any time terminate the Plan. With the express written consent of an individual Participant, the Board may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part.

*	*	*

As adopted by the Board of Directors and shareholders of

HASCO Medical, Inc. as of

the 28th day of June, 2009.